UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware	1-36756	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Lamar Advertising Company (the “Company”) and Lamar Media Corp. (“Lamar Media”) are filing this Current Report on Form 8-K to correct immaterial errors in the historical financial statements contained in the combined Quarterly Report of the Company and Lamar Media on Form 10-Q for the quarter ended March 31, 2016 filed on May 5, 2016 (the “First Quarter 2016 Form 10-Q”). The revised Consolidated Financial Statements and Notes thereto, filed as Exhibit 99.1 hereto, include required condensed consolidating financial information, pursuant to Rule 3-10 of Regulation S-X, Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered (“Rule 3-10”), that was omitted within our First Quarter 2016 Form 10-Q.

Under Rule 3-10, condensed consolidating financial information is required because certain senior notes and senior subordinated notes issued by Lamar Media and guaranteed by certain of its subsidiaries are registered under U.S. federal securities laws. Accordingly, we have added such condensed consolidating financial information for Lamar Media, the combined subsidiary guarantors, and the combined non-guarantor subsidiaries on a condensed consolidating basis to note 2 of the consolidated financial statements of Lamar Media. We have also updated note 7 to the Company’s consolidated financial statements to remove Rule 3-10 disclosures that are not applicable. These revisions were determined to be immaterial to the consolidated financial statements.

The corrected historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated in compliance with generally accepted accounting principles solely to make the foregoing revisions and are incorporated herein by reference.

Except as described above, we have not modified or updated disclosures contained in the Company’s and Lamar Media’s Consolidated Financial Statements and Notes thereto included in the First Quarter 2016 Form 10-Q. Accordingly, this Current Report on Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of the filing of the First Quarter 2016 Form 10-Q, or update disclosures for any previously disclosed subsequent events that were affected by any further subsequent events. Consequently, all other information not affected by the revisions described above is unchanged and reflects the disclosures made at the date of the filing of the First Quarter 2016 Form 10-Q, and should be read in conjunction with our subsequent filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating subsidiary guarantor financial information (which replaces and supersedes Part I, Item 1 of the First Quarter 2016 Form 10-Q filed with the Securities and Exchange Commission on May 5, 2016).

101	The following materials from the updated Consolidated Financial Statements and Notes from the First Quarter 2016 Form 10-Q, formatted in XBRL: (i) Condensed Consolidated Balance Sheets as of March 31, 2016 and December 31, 2015 of the Company and Lamar Media, (ii) Condensed Consolidated Statements of Income and Comprehensive Income for the three months ended March 31, 2016 and 2015 of the Company and Lamar Media, (iii) Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2016 and 2015 of the Company and Lamar Media, and (iv) Notes to Condensed Consolidated Financial Statements of the Company and Lamar Media.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 8, 2016	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: July 8, 2016	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating subsidiary guarantor financial information (which replaces and supersedes Part I, Item 1 of the First Quarter 2016 Form 10-Q filed with the Securities and Exchange Commission on May 5, 2016).

101	The following materials from the updated Consolidated Financial Statements and Notes from the First Quarter 2016 Form 10-Q, formatted in XBRL: (i) Condensed Consolidated Balance Sheets as of March 31, 2016 and December 31, 2015 of the Company and Lamar Media, (ii) Condensed Consolidated Statements of Income and Comprehensive Income for the three months ended March 31, 2016 and 2015 of the Company and Lamar Media, (iii) Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2016 and 2015 of the Company and Lamar Media, and (iv) Notes to Condensed Consolidated Financial Statements of the Company and Lamar Media.